UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2005
                                  ------------

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            000-51243                 85-0453611
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction)    (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                    88201
--------------------------------------------------                    -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.
                -------------

         On July 1, 2005, First Federal Banc of the Southwest, Inc. announced the declaration of a cash dividend. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

                (a)  Financial  Statements  of  Businesses   Acquired.   Not
                     applicable

                (b)  Pro Forma Financial Information. Not Applicable

                (c)  Exhibits.

                     Exhibit No.        Description
                     -----------        -----------

                        99.1 Press release of First Federal Banc of the Southwest, Inc. dated July 1, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    FIRST FEDERAL BANC OF THE
                                                    SOUTHWEST, INC.



DATE:  July 6, 2005                            By:  /s/ George A. Rosenbaum, Jr.
                                                    ----------------------------
                                                    George A. Rosenbaum, Jr.
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

 99.1           Press release of First Federal Banc of the Southwest, Inc.
                dated July 1, 2005.